EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 27, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-57326 and on Form S-3 File No. 33-97268.

                                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1997